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                                                                   EXHIBIT 10.22


PREPARED WITHOUT TITLE EXAMINATION ON INFORMATION SUPPLIED BY THE PARTIES. NO TITLE LIABILITY IS ASSUMED.

        THIS DEED, made this 17th day of July, 1996, by and between GLENWOOD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership, party of the first part, and TRUSTED INFORMATION SYSTEMS, INC., a Delaware corporation, party of the second part.

        WITNESSETH, that in consideration of the sum of Three Hundred Sixty Thousand Dollars ($360,000.00), being the actual consideration paid for the within conveyance including the existing principal balance due and owing on account of the Deed of Trust Note hereinafter mentioned assumed by the party of the second part, the receipt whereof is hereby acknowledged, the said party of the first part does hereby grant and convey unto the said party of the second part, its successors and assigns, in fee simple, all that lot or parcel of ground located, lying and being situate in Howard County, State of Maryland and being more particularly described in Exhibit "A" attached hereto and made a part hereof.

        BEING the same lot or parcel of ground described in a Deed dated December 1, 1993 and recorded among the Land Records of Howard County in Liber M.D.R. No. 3111, folio 51 from William C. Howard and Sandra F. Howard to Glenwood Associates Limited Partnership, the within named party of the first part.

        SUBJECT TO the legal operation and effect of a Deed of Trust and Security Agreement dated December 1, 1993 and recorded among the Land Records of Howard County in Liber M.D.R. No. 3111, folio 54 from Glenwood Associates Limited Partnership to Philip G. Enstice and Robert C. Barclay, Trustees, securing a Note dated December 1, 1993 to Mercantile-Safe Deposit and Trust Company in the original principal amount of Three Hundred Ten Thousand Dollars ($310,000.00), the balance of the principal sum in the amount of $258,333.00 and interest accruing thereon the said party of the second part hereby covenants and agrees to pay and further covenants and agrees to comply with the terms, conditions and provisions of the Deed of Trust as evidenced by the joinder of Trusted Information Systems, Inc. herein.

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        TOGETHER WITH the building thereupon, and the rights, alleys, ways, waters, privileges, appurtenances and advantages to the same belonging or in anywise appertaining.

        TO HAVE AND TO HOLD the said described lot of ground and premises, together with the rights, privileges, appurtenances and advantages thereto belonging or appertaining unto and to the proper use and benefit of the said Trusted Information Systems, Inc., its successors and assigns, in fee simple.

        AND the said party of the first part hereby covenants that it has done or suffered to be done any act, matter or thing whatsoever, to encumber the property hereby conveyed, except as to the Deed of Trust hereinabove mentioned; that it will warrant specially the property hereby granted and that it will execute such further assurances of the same as may be requisite.

        IN WITNESS WHEREOF, Glenwood Associates Limited Partnership has caused the within Deed to be executed by Stephen T. Walker, its duly authorized General Partner, and Trusted Information Systems, Inc. has caused the within Deed to be executed by Stephen T. Walker, its duly authorized President.

WITNESS OR ATTEST:      GLENWOOD ASSOCIATES LIMITED PARTNERSHIP



/s/                     BY:   /s/ STEPHEN T. WALKER              (SEAL)
- -------------------        --------------------------------------
                              Stephen T. Walker
                              General Partner


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                        TRUSTED INFORMATION SYSTEMS, INC.



/s/                     BY:   /s/ STEPHEN T. WALKER              (SEAL)
- -------------------        --------------------------------------
                              Stephen T. Walker
                              President


STATE OF MARYLAND, COUNTY OF HOWARD, TO WIT:

        I HEREBY CERTIFY, that on this 17th day of July, 1996, before me, the subscribed, a Notary Public of the State of Maryland, personally appeared Stephen T. Walker and he, being known to me (or satisfactorily proven) acknowledged that he executed the within and aforegoing Deed in his capacity as the General Partner of Glenwood Associates Limited Partnership as the act and deed of the said Limited Partnership for the uses and purposes therein contained, and in my presence signed and sealed the same.

        AS WITNESS, my hand and Notarial Seal.

                                /s/ MARY E. LEISHEAR           MARY E. LEISHEAR
                                ----------------------------       NOTARY
                                Notary Public                      PUBLIC
                                                                    SEAL
                                                               HOWARD COUNTY, MD

My Commission Expires:  SEPTEMBER 1, 1997
                      ----------------------------

        Pursuant to the provisions of the Real Property Article of the Annotated Code of Maryland, this is to certify that the within Deed was prepared under the supervision of the undersigned attorney at law.


                                ----------------------------
                                Laurence B. Raber

AFTER RECORDING RETURN TO:
REESE AND CARNEY, LLP
10715 Charter Drive
Columbia, MD  21044
File No. 46363/8004


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